Exhibit 99.2

KMG America Corporation (KMA)

Quarterly Financial Supplement

Third Quarter 2006

This report is for information purposes only. It should be read in conjunction with other documents filed by KMG America with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and earnings press releases furnished on Form 8-K. The interim financial statements and related data included herein are unaudited. This report is dated November 6, 2006. Information contained in this report may not be accurate after such date. KMG America does not undertake a duty to update this information after such date.

KMG America Corporation
Quarterly Financial Supplement
Third Quarter 2006

Table of Contents:	Page(s)

KMG America background	1

KMG America analyst coverage	2

Disclaimers	3

Statements of operations:
■ Total company results – quarterly	4
■ Total company results – year-to-date	5
■ Kanawha legacy results – quarterly	6
■ Kanawha legacy results – year-to-date	7
■ New large case activity results – quarterly	8
■ New large case activity results – year-to-date	9

Calculations of diluted shares outstanding	10

Share-based compensation detail	11

Normalization of statements of operations:
■ Summary of earnings results – quarter	12
■ Summary of earnings results – year-to-date	13
■ Details of normalizing adjustments	14
■ Development of GAAP equity allocations for ROE calculations	15

Balance sheet	16

Segment results:
■ Segment results – quarterly	17-19
■ Segment results – year-to-date	20-22

Sales Results:
■ Sales results – quarterly	23
■ Sales results – year-to-date	24

List of footnotes	25

APPENDIX:
■ Description of segment pro forma rationale	26
■ Segment pro forma results – quarterly	27-29
■ Reconciliation of pro forma results	30-31

KMG America Corporation

Quarterly Financial Supplement

Third Quarter 2006

KMG America Background

KMG America was formed in January, 2004 for the purpose of acquiring Kanawha Insurance Company (“Kanawha”) as an administrative and product platform for the creation of a national group and worksite marketing insurance company focusing on employers with 200 to 5,000 employees. Products offered include group life, accidental death, short and long term disability, stop loss and other group insurance products purchased and paid for by employers for their employees, and “voluntary” life, disability, accident, critical illness and supplemental health insurance products purchased and paid for by employees through payroll deduction under employer sponsorship. This broad array of products is marketed nationally through a single channel of employee sales representatives to employers and their employees through employee benefits brokers, consultants and enrollment firms.

The operations of KMG America commenced with the acquisition of Kanawha, which was funded by an initial public offering completed in December, 2004, in which 21.7 million shares were sold at $9.50 per share. The offering raised approximately $190 million after offering expenses were deducted. The $145 million purchase of Kanawha was financed with $130 million of cash and a $15 million subordinated 5 year note accruing interest at 5% per annum. Excess capital from the IPO has funded certain start-up costs, and will support future growth.

During the first two years of operations the financial performance of KMG America has been separated into two primary components: “Kanawha legacy activity” and “new large case activity”. This has been done to segregate the strength of, and trends in, the Kanawha business activity that existed prior to the acquisition (“Kanawha legacy activity”) from the financial performance related to transforming KMG America into a new public company with a new marketing focus (the financial results included in the “new large case activity” includes all public company costs, the cost of the new management team, and all incremental sales and underwriting costs and product revenues associated with sales generated by the new national sales organization).

For SEC reporting purposes KMG America is composed of five reporting segments:

1.

Worksite Insurance Business (includes both the new large case activity and the Kanawha legacy worksite business that prior to the acquisition by KMG America sold voluntary payroll-deduct products to smaller employers through specialized independent and career agents in the Southeast, primarily the Carolina’s);

2.

Senior Market Insurance Business (includes long term care product sales sold primarily through a specialized independent sales force managed by a company-owned agency based in Fort Myers, FL). The agency was sold in 2005, new sales of long term care policies were effectively discontinued, and the profitable book of long term care policies in-force is now effectively managed as a closed block);

3.	Acquired Business (includes various closed blocks of group and individual life and health policies Kanawha acquired from other insurance companies from the late 1980’s through the late 1990’s);
4.

Third Party Administration Business (includes revenues and costs associated with the unaffiliated clients of Kanawha Healthcare Solutions, an affiliated third party administrator focused primarily on employer self-funded medical plans);

5.	Corporate and Other (includes unallocated expenses and investment income relating to both the new large case activity and the Kanawha legacy activity).

The executive office of KMG America is located in Minnetonka, Minnesota at 12600 Whitewater Drive, Suite 150, 55343. Kanawha Insurance Company is located in Lancaster, SC at 210 South White Street, 29720. KMG America is domiciled in Virginia, and Kanawha Insurance Company is domiciled in South Carolina. The stock of KMG America is publicly traded on the New York Stock Exchange under the symbol “KMA”.

KMG America Corporation

Quarterly Financial Supplement

Third Quarter 2006

KMG America (KMA) Analyst Coverage Information

FIRM	ANALYST	PHONE NUMBER

Credit Suisse	Thomas Gallagher	212-538-2010
	Craig Siegenthaler	212-325-3104

Friedman Billings Ramsey	Stewart Johnson	212-381-9219

Piper Jaffray	Michael Grasher	312-920-2142

SunTrust Robinson Humphrey	David Lewis	404-926-5097

Investor inquiries may be directed to:

Scott H. DeLong, Chief Financial Officer	Tim Daniels, Director, Management Reporting
Email: scott.delong@kmgamerica.com	Email: tim.daniels@kmgamerica.com
Voice: 952-930-4804	Voice: 952-930-4807
Fax: 952-930-4802	Fax: 952-930-4802

Note: This list is provided for informational purposes only. KMA does not endorse the analyses, conclusions, or recommendations contained in any report issued by these or any other analysts.

Statistical data will be available immediately after the release of earnings for each quarter through KMA’s company website http://www.kmgamerica.com. The statistical supplement can be accessed through the “Investor Relations” tab, “Financial Reports” tab, and can be located under the “Quarterly & Other Reports” section.

KMG America Corporation

Quarterly Financial Supplement

Third Quarter 2006

DISCLAIMERS

NON-GAAP FINANCIAL MEASURES:

Operating Income – To supplement the financial statements presented on a GAAP basis, the Company reported operating income, which is a non-GAAP measure. Operating income is defined as net income excluding realized investment gains/losses (except for realized investment gains/losses that are directly offset by executive deferred compensation expense), net of income taxes. Management believes this non-GAAP measure provides investors, potential investors, securities analysts and others with useful additional information to evaluate the performance of the business, because it excludes items that management believes are not indicative of the operating results of the business. In addition, this non-GAAP measure is used by management to evaluate the operating performance of the Company. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income determined in accordance with GAAP.

A reconciliation of the non-GAAP financial measures contained in this statistical supplement to the most comparable GAAP measures appears in the attached tables.

Normalized Earnings – To supplement the financial statements presented on a GAAP basis, the Company reported “normalized” earnings, which is a non-GAAP measure. The purpose of deriving “normalized” earnings measures is to identify and remove unusual or temporary items in each quarter to help analysts and investors focus on recurring earnings trends. We have placed this derivation for the current and all prior quarters on pages 12-14 in this statistical supplement. While this exercise requires management’s subjective judgment, the details are identified and described so the investors and analysts can form their own opinions.

FORWARD LOOKING INFORMATION:

This statistical supplement contains certain forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The accuracy of such statements is subject to a number of risks, uncertainties and assumptions that may cause the Company’s actual results to differ materially from those expressed in the forward-looking statements including, but not limited to: implementation of its business strategy; hiring and retaining key employees; predicting and managing claims and other costs; fluctuations in its investment portfolio; financial strength ratings of its insurance subsidiary; government regulations, policies and investigations affecting the insurance industry; competitive insurance products and pricing; reinsurance costs; fluctuations in demand for insurance products; possible recessionary trends in the U.S. economy; and other risks that are detailed from time to time in reports filed by the Company with the Securities and Exchange Commission. The Company assumes no obligation to publicly update or revise any forward-looking statements.

KMG America Corporation

Quarterly Financial Supplement

Third Quarter 2006

Consolidated Statements of Income (unaudited)
(in thousands, except share data and percentages)

	TOTAL COMPANY Quarter Ended
Operating income (1):	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Insurance premiums, net of reinsurance	$34,235	$30,662	$29,811	$27,450	$26,423	$26,817	$26,198
Net investment income	7,453	7,619	7,206	7,203	7,089	6,800	6,653
Commission and fee income	4,018	4,117	4,219	3,553	3,773	3,671	3,568
Other income	1,275	923	986	898	1,200	978	792

Total revenues	46,981	43,321	42,222	39,104	38,485	38,266	37,211

Policyholder benefits	26,186	24,373	23,354	21,322	21,890	20,646	20,430
Insurance commissions, net of deferrals	3,246	2,924	2,981	2,353	2,239	2,377	2,666

Expenses, taxes, fees and depreciation, net of deferrals	12,578	13,274	12,852	12,530	12,058	13,103	11,476
Amortization of DAC and VOBA (2)	1,682	1,155	1,178	706	463	1,214	1,085

Total benefits and expenses	43,692	41,726	40,365	36,911	36,650	37,340	35,657

Operating income before income taxes	3,289	1,595	1,857	2,193	1,835	926	1,554
(Provision) for income taxes	(1,150)	(543)	(630)	(730)	(586)	(224)	(552)

Operating income	2,139	1,052	1,227	1,463	1,249	702	1,002

Items excluded from operating income:
Realized investment gains (losses)	7	(115)	211	34	278	19	27
Deferred compensation expense adjustment	(181)	61	(197)	(113)	(141)	—	—

Total items excluded from operating income, before tax	(174)	(54)	14	(79)	137	19	27
Income taxes, not applicable to operating income	61	19	(5)	28	(48)	(7)	(9)
Cumulative effect of accounting change, net of tax	—	—	—	176	—	—	—

Total items excluded from operating income, after tax	(113)	(35)	9	125	89	12	18

Net income	$2,026	$1,017	$1,236	$1,588	$1,338	$714	$1,020

Earnings per share – fully diluted:
– net income	$0.09	$0.05	$0.06	$0.07	$0.06	$0.03	$0.05
– operating income	$0.10	$0.05	$0.06	$0.07	$0.06	$0.03	$0.05

Annual return on average equity (operating income basis)	4.4%	2.2%	2.5%	3.1%	2.6%	1.5%	2.1%

Weighted-average shares outstanding – diluted:	22,208	22,218	22,138	22,110	22,094	22,072	22,156

Effective tax rate	34.9%	34.0%	33.9%	33.2%	32.2%	24.4%	35.5%

Benefit ratio (3)	76.5%	79.5%	78.3%	77.7%	82.8%	77.0%	78.0%

Expense ratio (4)	45.8%	49.9%	50.0%	50.3%	48.9%	54.8%	51.2%

Average portfolio yield (5)	5.11%	5.25%	4.95%	4.88%	4.81%	4.69%	4.60%

Average invested assets	$544,679	$532,746	$519,669	$495,358	$482,435	$485,978	$473,352
Average cash/equivalents & short terms (5)	38,813	47,363	62,679	95,232	107,271	94,583	105,578

Total average cash and invested assets	$583,492	$580,109	$582,348	$590,591	$589,707	$580,562	$578,929

Refer to page 25 for footnote descriptions

KMG America Corporation

Quarterly Financial Supplement

Third Quarter 2006

Consolidated Statements of Income (unaudited)
(in thousands, except share data and percentages)

	TOTAL COMPANY Year-to-Date
Operating income (1):	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Insurance premiums, net of reinsurance	$94,708	$60,473	$29,811	$106,888	$79,438	$53,015	$26,198
Net investment income	22,278	14,825	7,206	27,745	20,542	13,453	6,653
Commission and fee income	12,354	8,336	4,219	14,565	11,012	7,239	3,568
Other income	3,184	1,909	986	3,868	2,970	1,770	792

Total revenues	132,524	85,543	42,222	153,066	113,962	75,477	37,211

Policyholder benefits	73,913	47,727	23,354	84,288	62,966	41,076	20,430
Insurance commissions, net of deferrals	9,151	5,905	2,981	9,635	7,282	5,043	2,666
Expenses, taxes, fees and depreciation, net of deferrals	38,704	26,126	12,852	49,167	36,637	24,579	11,476
Amortization of DAC and VOBA (2)	4,015	2,333	1,178	3,468	2,762	2,299	1,085

Total benefits and expenses	125,783	82,091	40,365	146,558	109,647	72,997	35,657

Operating income before income taxes	6,741	3,452	1,857	6,508	4,315	2,480	1,554
(Provision) for income taxes	(2,323)	(1,173)	(630)	(2,092)	(1,362)	(776)	(552)

Operating income	4,418	2,279	1,227	4,416	2,953	1,704	1,002

Items excluded from operating income:
Realized investment gains (losses)	103	96	211	358	324	46	27
Deferred compensation expense adjustment	(317)	(136)	(197)	(254)	(141)	—	—

Total items excluded from operating income, before tax	(214)	(40)	14	104	183	46	27
Income taxes, not applicable to operating income	75	14	(5)	(36)	(64)	(16)	(9)
Cumulative effect of accounting change, net of tax	—	—	—	176	—	—	—

Total items excluded from operating income, after tax	(139)	(26)	9	244	119	30	18

Net income	$4,279	$2,253	$1,236	$4,660	$3,072	$1,734	$1,020

Earnings per share – fully diluted:
– net income	$0.19	$0.10	$0.06	$0.21	$0.14	$0.08	$0.05
– operating income	$0.20	$0.10	$0.06	$0.20	$0.13	$0.08	$0.05

Annual return on average equity (operating income basis)	3.0%	2.4%	2.5%	2.3%	2.1%	1.8%	2.1%

Weighted-average shares outstanding – diluted:	22,199	22,197	22,138	22,091	22,084	22,106	22,156

Effective tax rate	34.4%	34.0%	33.9%	32.2%	31.7%	31.4%	35.5%

Benefit ratio (3)	78.0%	78.9%	78.3%	78.9%	79.3%	77.5%	78.0%

Expense ratio (4)	48.4%	49.9%	50.0%	51.3%	51.6%	53.0%	51.2%

Average portfolio yield (5)	5.10%	5.10%	4.95%	4.75%	4.69%	4.64%	4.60%

Average invested assets	$532,174	$525,911	$519,669	$484,763	$477,893	$477,699	$473,352
Average cash/equivalents & short terms (5)	50,746	55,353	62,679	99,406	106,424	102,189	105,578

Total average cash and invested assets	$582,920	$581,264	$582,348	$584,169	$584,318	$579,888	$578,929

Refer to page 25 for footnote descriptions

KMG America Corporation

Quarterly Financial Supplement

Third Quarter 2006

Consolidated Statements of Income (unaudited)
(in thousands, except share data and percentages)

	KANAWHA LEGACY ACTIVITY Quarter Ended
Operating income (1):	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Insurance premiums, net of reinsurance	$24,401	$25,495	$25,276	$25,626	$25,414	$26,721	$26,198
Net investment income	7,453	7,619	7,206	7,203	7,089	6,800	6,653
Commission and fee income	4,018	4,117	4,219	3,553	3,773	3,671	3,568
Other income	1,275	923	986	898	1,200	978	792

Total revenues	37,147	38,154	37,687	37,280	37,476	38,170	37,211

Policyholder benefits	18,382	20,960	20,282	20,185	21,267	20,576	20,430
Insurance commissions, net of deferrals	2,293	2,215	2,342	2,171	2,136	2,363	2,666

Expenses, taxes, fees and depreciation, net of deferrals	8,518	8,570	8,598	8,672	8,509	9,076	9,030
Amortization of DAC and VOBA (2)	1,352	961	984	641	342	1,214	1,085

Total benefits and expenses	30,545	32,706	32,206	31,669	32,254	33,229	33,211

Operating income before income taxes	6,602	5,448	5,481	5,611	5,222	4,941	4,000
(Provision) for income taxes	(2,309)	(1,891)	(1,899)	(1,926)	(1,772)	(1,630)	(1,408)

Operating income	$4,293	$3,557	$3,583	$3,685	$3,451	$3,311	$2,592

Operating earnings per share – fully diluted:	$0.19	$0.16	$0.16	$0.17	$0.16	$0.15	$0.12

Annual return on average equity (operating income basis)	9.7%	8.2%	8.4%	8.9%	8.5%	8.3%	6.6%

Weighted-average shares outstanding – diluted:	22,208	22,218	22,138	22,110	22,094	22,072	22,156

Effective tax rate	35.0%	34.7%	34.6%	34.3%	33.9%	33.0%	35.2%

Benefit ratio (3)	75.3%	82.2%	80.2%	78.8%	83.7%	77.0%	78.0%

Expense ratio (4)	42.8%	39.7%	40.4%	39.4%	37.6%	41.6%	42.9%

Refer to page 25 for footnote descriptions

KMG America Corporation

Quarterly Financial Supplement

Third Quarter 2006

Consolidated Statements of Income (unaudited)
(in thousands, except share data and percentages)

	KANAWHA LEGACY ACTIVITY Year-to-Date
Operating income (1):	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Insurance premiums, net of reinsurance	$75,172	$50,771	$25,276	$103,959	$78,333	$52,919	$26,198
Net investment income	22,278	14,825	7,206	27,745	20,542	13,453	6,653
Commission and fee income	12,354	8,336	4,219	14,565	11,012	7,239	3,568
Other income	3,184	1,909	986	3,868	2,970	1,770	792

Total revenues	112,988	75,841	37,687	150,137	112,857	75,381	37,211

Policyholder benefits	59,624	41,242	20,282	82,458	62,273	41,006	20,430
Insurance commissions, net of deferrals	6,850	4,557	2,342	9,336	7,165	5,029	2,666

Expenses, taxes, fees and depreciation, net of deferrals	25,686	17,168	8,598	35,287	26,615	18,106	9,030
Amortization of DAC and VOBA (2)	3,297	1,945	984	3,282	2,641	2,299	1,085

Total benefits and expenses	95,457	64,912	32,206	130,363	98,694	66,440	33,211

Operating income before income taxes	17,531	10,929	5,481	19,774	14,163	8,941	4,000
(Provision) for income taxes	(6,099)	(3,790)	(1,899)	(6,735)	(4,809)	(3,037)	(1,408)

Operating income	$11,432	$7,139	$3,583	$13,039	$9,354	$5,904	$2,592

Operating earnings per share – fully diluted:	$0.51	$0.32	$0.16	$0.59	$0.42	$0.27	$0.12

Annual return on average equity (operating income basis)	8.8%	8.3%	8.4%	8.1%	7.8%	7.5%	6.6%

Weighted-average shares outstanding – diluted:	22,199	22,197	22,138	22,091	22,084	22,106	22,156

Effective tax rate	34.8%	34.7%	34.6%	34.1%	34.0%	34.0%	35.2%

Benefit ratio (3)	79.3%	81.2%	80.2%	79.3%	79.5%	77.5%	78.0%

Expense ratio (4)	40.9%	40.0%	40.4%	40.4%	40.8%	42.3%	42.9%

Refer to page 25 for footnote descriptions

KMG America Corporation

Quarterly Financial Supplement

Third Quarter 2006

Consolidated Statements of Income – unaudited
(in thousands, except share data and percentages)

	NEW LARGE CASE ACTIVITY Quarter Ended
Operating income (1):	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Insurance premiums, net of reinsurance	$9,834	$5,167	$4,535	$1,824	$1,009	$96	$—
Net investment income	—	—	—	—	—	—	—
Commission and fee income	—	—	—	—	—	—	—
Realized investment gains	—	—	—	—	—	—	—
Other income	—	—	—	—	—	—	—

Total revenues	9,834	5,167	4,535	1,824	1,009	96	—

Policyholder benefits	7,804	3,413	3,072	1,137	623	70	—
Insurance commissions, net of deferrals	953	709	639	182	103	14	—

Expenses, taxes, fees and depreciation	4,060	4,704	4,254	3,858	3,549	4,027	2,446
Amortization of DAC and VOBA (2)	330	194	194	65	121	—	—

Total benefits and expenses	13,147	9,020	8,159	5,242	4,396	4,111	2,446

Income before income taxes	(3,313)	(3,853)	(3,624)	(3,418)	(3,387)	(4,015)	(2,446)
(Provision) for income taxes	1,160	1,349	1,268	1,196	1,185	1,405	856

Operating income	$(2,153)	$(2,504)	$(2,356)	$(2,222)	$(2,202)	$(2,610)	$(1,590)

Operating income per share – diluted	$(0.09)	$(0.11)	$(0.10)	$(0.10)	$(0.10)	$(0.12)	$(0.07)

Weighted-average shares outstanding:	22,208	22,218	22,138	22,110	22,094	22,072	22,156

Effective tax rate	35.0%	35.0%	35.0%	35.0%	35.0%	35.0%	35.0%

Benefit ratio (3)	79.4%	66.1%	67.7%	62.3%	61.7%	72.9%	NM

Expense ratio (4)	54.3%	108.5%	112.2%	225.1%	373.9%	NM	NM

Refer to page 25 for footnote descriptions

KMG America Corporation

Quarterly Financial Supplement

Third Quarter 2006

Consolidated Statements of Income – unaudited
(in thousands, except share data and percentages)

	NEW LARGE CASE ACTIVITY Year-to-Date
Operating income (1):	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Insurance premiums, net of reinsurance	$19,536	$9,702	$4,535	$2,929	$1,105	$96	$—
Net investment income	—	—	—	—	—	—	—
Commission and fee income	—	—	—	—	—	—	—
Realized investment gains	—	—	—	—	—	—	—
Other income	—	—	—	—	—	—	—

Total revenues	19,536	9,702	4,535	2,929	1,105	96	—

Policyholder benefits	14,289	6,485	3,072	1,830	693	70	—
Insurance commissions, net of deferrals	2,301	1,348	639	299	117	14	—

Expenses, taxes, fees and depreciation	13,018	8,958	4,254	13,880	10,022	6,473	2,446
Amortization of DAC and VOBA (2)	718	388	194	186	121	—	—

Total benefits and expenses	30,326	17,179	8,159	16,195	10,953	6,557	2,446

Income before income taxes	(10,790)	(7,477)	(3,624)	(13,266)	(9,848)	(6,461)	(2,446)
(Provision) for income taxes	3,777	2,617	1,268	4,643	3,447	2,261	856

Operating income	$(7,014)	$(4,860)	$(2,356)	$(8,623)	$(6,401)	$(4,200)	$(1,590)

Operating income per share – diluted	$(0.31)	$(0.22)	$(0.10)	$(0.39)	$(0.29)	$(0.19)	$(0.07)

Weighted-average shares outstanding:	22,199	22,197	22,138	22,091	22,084	22,106	22,156

Effective tax rate	35.0%	35.0%	35.0%	35.0%	35.0%	35.0%	35.0%

Benefit ratio (3)	73.1%	66.8%	67.7%	62.5%	62.7%	72.9%	NM

Expense ratio (4)	82.1%	110.2%	112.2%	490.4%	928.5%	NM	NM

Refer to page 25 for footnote descriptions

KMG America Corporation

Quarterly Financial Supplement

Third Quarter 2006

CALCULATIONS OF DILUTED SHARES OUTSTANDING
(shares in actual amounts)

	Period Ended
	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Ending shares:
Common shares outstanding – basic	22,209,093	22,206,703	22,200,828	22,125,998	22,105,775	22,071,641	22,071,641

Incremental shares to compute diluted	—	33,818	2,073	4,628	—	33,026	31,949

Common shares outstanding – diluted	22,209,093	22,240,521	22,202,901	22,130,626	22,105,775	22,104,667	22,103,590

Weighted average shares – year-to-date:
Common shares outstanding – basic	22,180,730	22,167,545	22,133,240	22,085,585	22,077,950	22,071,641	22,071,641

Incremental shares to compute diluted	17,978	29,704	4,838	5,359	5,724	34,778	84,098

Common shares outstanding – diluted	22,198,708	22,197,249	22,138,078	22,090,944	22,083,674	22,106,419	22,155,739

Weighted average shares – quarter only:
Common shares outstanding – basic	22,206,893	22,201,305	22,133,240	22,108,489	22,090,273	22,071,641	22,071,641

Incremental shares to compute diluted	1,088	16,330	4,838	1,819	3,581	—	84,098

Common shares outstanding – diluted	22,207,981	22,217,635	22,138,078	22,110,308	22,093,854	22,071,641	22,155,739

KMG America Corporation

Quarterly Financial Supplement

Third Quarter 2006

SHARE BASED COMPENSATION DETAIL
All amounts in actual dollars

	Period Ended
	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005	12/31/2004
STOCK OPTION DETAILS:

Option shares outstanding (end of period)	1,787,175	1,759,425	1,415,750	1,413,750	1,446,250	1,402,750	1,370,250	1,246,000

Average exercise price	$9.17	$9.20	$9.47	$9.47	$9.48	$9.52	$9.52	$9.50

COMMON STOCK GRANT DETAILS:

Common stock grants outstanding (end of period)	137,452	135,062	129,187	54,357	34,134	NONE	NONE	NONE

Average grant price	$8.31	$8.33	$8.34	$8.86	$8.83	NONE	NONE	NONE

SHARE BASED COMPENSATION EXPENSE:

quarter only	$371,855	$324,062	$303,951	$20,401	$10,375	NONE	NONE	NONE

year-to-date	$999,868	$628,013	$303,951	$30,776	$10,375	NONE	NONE	NONE

KMG America Corporation

Quarterly Financial Supplement

Third Quarter 2006

Reclassification of quarterly operating earnings results to normalize for unusual and nonrecurring items
$ in thousands, except per share data and percentages

KMA – TOTAL COMPANY:	Quarter Ended
Reported:	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Operating income	$2,139	$1,052	$1,227	$1,463	$1,249	$702	$1,002
EPS – fully diluted	$0.10	$0.05	$0.06	$0.07	$0.06	$0.03	$0.05
Annualized ROE *	4.4%	2.2%	2.5%	3.1%	2.6%	1.5%	2.1%

Normalized operating earnings adjustments, after tax **	$79	$579	$641	$461	$458	$577	$136

Normalized Adjusted Baseline
Operating income	$2,218	$1,631	$1,868	$1,924	$1,707	$1,279	$1,138
EPS – fully diluted	$0.10	$0.07	$0.08	$0.09	$0.08	$0.06	$0.05
Annualized ROE *	4.5%	3.4%	3.9%	4.0%	3.6%	2.7%	2.4%

KANAWHA LEGACY ACTIVITY:	Quarter Ended
Reported:	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Operating income	$4,293	$3,557	$3,583	$3,685	$3,451	$3,311	$2,592
EPS	$0.19	$0.16	$0.16	$0.17	$0.16	$0.15	$0.12
Annualized ROE *	9.7%	8.2%	8.4%	8.9%	8.5%	8.3%	6.6%

Normalized operating earnings adjustments, after tax **	$(407)	$211	$387	$—	$—	$—	$—

Normalized Adjusted Baseline
Operating income	$3,886	$3,768	$3,970	$3,685	$3,451	$3,311	$2,592
EPS	$0.17	$0.17	$0.18	$0.17	$0.16	$0.15	$0.12
Annualized ROE *	8.8%	8.7%	9.3%	8.9%	8.5%	8.3%	6.6%

NEW LARGE CASE ACTIVITY:	Quarter Ended
Reported:	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Operating income	$(2,153)	$(2,504)	$(2,356)	$(2,222)	$(2,202)	$(2,610)	$(1,590)
EPS	$(0.09)	$(0.11)	$(0.11)	$(0.10)	$(0.10)	$(0.12)	$(0.07)

Normalized operating earnings adjustments, after tax **	$486	$368	$254	$461	$458	$577	$136

Normalized Adjusted Baseline
Operating income	$(1,667)	$(2,137)	$(2,101)	$(1,761)	$(1,744)	$(2,033)	$(1,454)
EPS	$(0.08)	$(0.10)	$(0.09)	$(0.08)	$(0.08)	$(0.09)	$(0.07)

*	See page 15 for GAAP equity roll forward and allocation between Kanawha Legacy and New Large Case Activity

** See page 14 for detailed description of unusual items

KMG America Corporation

Quarterly Financial Supplement

Third Quarter 2006

Reclassification of year-to-date operating earnings results to normalize for unusual and nonrecurring items
$ in thousands, except per share data and percentages

KMA – TOTAL COMPANY:	Year-to-Date
Reported:	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Operating income	$4,418	$2,279	$1,227	$4,416	$2,953	$1,704	$1,002
EPS – fully diluted	$0.20	$0.10	$0.06	$0.20	$0.13	$0.08	$0.05
Annualized ROE *	3.0%	2.4%	2.5%	2.3%	2.1%	1.8%	2.1%

Normalized operating earnings adjustments, after tax **	1,299	1,220	641	1,632	1,171	713	136

Normalized Adjusted Baseline
Operating income	$5,718	$3,499	$1,868	$6,048	$4,124	$2,417	$1,138
EPS – fully diluted	$0.26	$0.16	$0.08	$0.27	$0.19	$0.11	$0.05
Annualized ROE *	3.9%	3.6%	3.9%	3.2%	2.9%	2.6%	2.4%

KANAWHA LEGACY ACTIVITY:	Year-to-Date
Reported:	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Operating income	$11,432	$7,139	$3,583	$13,039	$9,354	$5,904	$2,592
EPS	$0.51	$0.32	$0.16	$0.59	$0.42	$0.27	$0.12
Annualized ROE *	8.8%	8.3%	8.4%	8.1%	7.8%	7.5%	6.6%

Normalized operating earnings adjustments, after tax **	191	598	387	—	—	—	—

Normalized Adjusted Baseline
Operating income	$11,623	$7,737	$3,970	$13,039	$9,354	$5,904	$2,592
EPS	$0.52	$0.35	$0.18	$0.59	$0.42	$0.27	$0.12
Annualized ROE *	8.9%	9.0%	9.3%	8.1%	7.8%	7.5%	6.6%

NEW LARGE CASE ACTIVITY:	Year-to-Date
Reported:	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Operating income	$(7,014)	$(4,860)	$(2,356)	$(8,623)	$(6,401)	$(4,200)	$(1,590)
EPS	$(0.32)	$(0.22)	$(0.11)	$(0.39)	$(0.29)	$(0.19)	$(0.07)

Normalized operating earnings adjustments, after tax **	$1,108	$622	$254	$1,632	$1,171	$713	$136

Normalized Adjusted Baseline
Operating income	$(5,905)	$(4,238)	$(2,101)	$(6,991)	$(5,230)	$(3,487)	$(1,454)
EPS	$(0.27)	$(0.19)	$(0.09)	$(0.32)	$(0.24)	$(0.16)	$(0.07)

*	See page 15 for GAAP equity roll forward and allocation between Kanawha Legacy and New Large Case Activity

** See page 14 for detailed description of unusual items

KMG America Corporation

Quarterly Financial Supplement

Third Quarter 2006

DETAILS ON NORMALIZING OPERATING EARNINGS ADJUSTMENTS – $ in thousands

		Quarter Ended
		9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Normalization for unusual items (aftertax): **	Segment Reported
Premium refund (a)	Legacy – worksite	$(211)		$211
Reserve mismatch (b)	Legacy – worksite		(176)	176
Indemnification of items related to initial VOBA (c)	Legacy – corporate	(196)
Single large claim (d)	Legacy – acquired	—	387	—	—	—	—	—

Subtotal Kanawha legacy adjustments		(407)	211	387	—	—	—	—

Excess stop loss claims (e)	KMGA – worksite	553
Short-term initial expenses (f)	KMGA – corporate	(66)	368	254	461	458	577	136

Subtotal new large case activity adjustments		486	368	254	461	458	577	136

Total quarterly normalization adjustments, after-tax		$79	$579	$641	$461	$458	$577	$136

Year-to-date summary of normalized adjustments, after-tax
Kanawha legacy adjustments		$191	$598	$387	$—	$—	$—	$—
New large case activity adjustments		1,108	622	254	1,632	1,171	713	136

Total year-to-date normalization adjustments, after-tax		$1,299	$1,220	$641	$1,632	$1,171	$713	$136

Description of unusual items:

a.

Premium refund – represents a pre-tax charge of $325,000 for a one-time premium refund in the first quarter of 2006 resulting from a mass cancellation of an older Kanawha policy form in the state of Georgia. An offsetting credit was recognized in the third quarter of 2006 as a result of an indemnification from the previous shareholders of Kanawha.

b.

Reserve mismatch – relates to a $271,000 pre-tax charge in the first quarter of 2006 resulting from a mismatch of life insurance endowment benefits paid in cash and associated release of policy reserves. The related policy reserve release occurred in the second quarter of 2006.

c.

Indemnification of items related to initial VOBA – the indemnification from the previous shareholders of Kanawha in the third quarter of 2006 included an additional $302,000 pre-tax related to items hat were booked during 2005 as adjustments to the opening value of business acquired (“VOBA”) asset as of December 31, 2004. As a result, the adjustments in 2005 did not directly relate to any reporting period in 2005.

d.

Single large claim – relates to a single large life insurance claim recognized in the second quarter of 2006 in the acquired business segment that had an adverse impact of $595,000 pre-tax consisting primarily of accelerated amortization of VOBA. Because of the disproportionately large impact on VOBA amortization from this single claim that cannot recur, the financial effect of this claim has been removed from normalized earnings.

e.

Excess stop loss claims – the Company recognized an additional $850,000 of stop loss claims in the third quarter of 2006 relating to certain policies written in 2005 as it transitions from formula reserving to actual claims experience as the book grows and matures. The cases giving rise to the higher claims have since been re-priced or not renewed on their policy anniversaries in 2006. Further, the Company expects experience on the new cases written in 2006 – a much bigger block – to be better than on the 2005 cases with the higher claims. Over time, as the stop loss book increases in size, claims experience is expected to be less volatile.

f.

Short term initial expenses – the Company has incurred certain start-up expenses for excess SOX 404 compliance costs in the first two years, and ING litigation defense costs that are material but temporary in nature. “Normalizing” entries have been made in all periods that have the effect of offsetting these temporary initial expenses. Because the Company received reimbursement of $474,000 pre-tax under its D&O insurance coverage in the third quarter of 2006 for its legal expenses incurred in current and prior periods related to the ING litigation, the normalizing adjustment in the third quarter was a reduction in earnings as reported. The adjustment for excess SOX expenses relates to costs it has incurred in 2005 and 2006 over and above its estimate of $600,000 of annualized ongoing costs for compliance in 2007 and later when such costs are expected to stabilize.

KMG America Corporation

Quarterly Financial Supplement

Third Quarter 2006

Development of GAAP Equity for ROE Calculations:
$ in thousands

	Period Ended
KMA – Total Company	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005	12/31/2004
KMA reported net income – quarter only	$2,026	$1,017	$1,236	$1,588	$1,338	$714	$1,020	$—
Reported GAAP Equity	189,967	176,352	181,083	187,483	187,774	194,411	184,440	187,788
Excluding FAS 115 g/(l)	(7,790)	(19,008)	(12,935)	(4,995)	(3,096)	4,889	(4,368)	—

GAAP Equity excl FAS 115 – ending	197,757	195,360	194,018	192,478	190,870	189,522	188,808	187,788
GAAP Equity excl FAS 115 – average quarter only	196,558	194,689	193,248	191,674	190,196	189,165	188,298
GAAP Equity excl FAS 115 – year-to-date	194,903	193,952	193,248	189,893	189,247	188,706	188,298

Kanawha legacy activity:
Net income – quarter only *	$4,180	$3,521	$3,592	$3,810	$3,540	$3,324	$2,610
Attributed GAAP equity **	179,576	175,396	171,875	168,283	164,473	160,934	157,610	155,000
Attributed GAAP equity – average quarter only	177,486	173,635	170,079	166,378	162,703	159,272	156,305
Attributed GAAP equity – year-to-date	173,782	171,851	170,079	161,260	159,504	157,848	156,305

New large case activity:
GAAP Equity excl FAS 115 – ending	197,757	195,360	194,018	192,478	190,870	189,522	188,808	187,788
less GAAP Equity attributed to Kanawha legacy	(179,576)	(175,396)	(171,875)	(168,283)	(164,473)	(160,934)	(157,610)	(155,000)

equals GAAP Equity attributed to new large case activity	18,181	19,964	22,144	24,195	26,397	28,588	31,198	32,788
Attributed GAAP Equity – average quarter only	19,073	21,054	23,169	25,296	27,493	29,893	31,198
Attributed GAAP Equity – year-to-date	21,121	22,101	23,169	27,595	28,728	29,893	31,198

KMA reported net income	$2,026	$1,017	$1,236	$1,588	$1,338	$714	$1,020
less KMGA new activity operating income	(2,153)	(2,504)	(2,356)	(2,222)	(2,202)	(2,610)	(1,590)

Kanawha legacy net income (retained earnings)	$4,180	$3,521	$3,592	$3,810	$3,540	$3,324	$2,610

* Development of Kanawha legacy net income for equity roll-forward
** Allocation of initial GAAP equity attributed to the Kanawha legacy business is estimated at $155 million, consisting of the purchase price of $145 million plus the initial $10 million infusion into Kanawha insurance company to maintain statutory surplus. The equity balances going forward take into account the retained earnings reported by the Kanawha legacy business. The difference between total KMA reported GAAP equity (net of FAS 115 gains/losses) and GAAP equity attributed to Kanawha legacy activity is attributed to the new large case activity.

KMG America Corporation

Quarterly Financial Supplement

Third Quarter 2006

Consolidated GAAP Balance Sheets
(in thousands, except share data)

	Period Ended
	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Assets:
Cash and cash equivalents	$11,271	$6,946	$11,361	$32,583	$17,624	$15,092	$41,929
Investments	564,631	542,908	549,859	543,307	575,220	574,236	530,669

Total cash and investments	575,902	549,854	561,220	575,890	592,844	589,328	572,598
Accrued investment income	6,422	6,051	5,997	5,917	5,262	5,805	5,223
DAC	24,548	21,250	17,543	14,032	10,306	6,357	3,015
VOBA	70,794	70,760	71,761	72,639	72,743	73,101	73,740
Other assets *	144,247	146,782	137,395	128,887	120,968	114,939	113,584

Total assets	$821,913	$794,697	$793,916	$797,365	$802,123	$789,530	$768,160

Liabilities and shareholders’ equity:
Total policy and contract liabilities	$567,862	$560,569	$554,727	$547,894	$543,069	$537,593	$533,778
Deferred income taxes	14,404	7,165	10,822	13,061	12,256	12,230	6,224
Other liabilities **	49,680	50,611	47,284	48,927	59,024	45,296	43,718

Total liabilities	631,946	618,345	612,833	609,882	614,349	595,119	583,720
Total shareholders’ equity	189,967	176,352	181,083	187,483	187,774	194,411	184,440

Total liabilities and shareholders' equity	$821,913	$794,697	$793,916	$797,365	$802,123	$789,530	$768,160

Book value per share:
Basic	$8.55	$7.94	$8.16	$8.47	$8.49	$8.81	$8.36
Diluted	$8.55	$7.93	$8.16	$8.47	$8.49	$8.80	$8.34
Book value per share: (excl FAS 115) ***
Basic	$8.90	$8.80	$8.74	$8.70	$8.63	$8.59	$8.55
Diluted	$8.90	$8.78	$8.74	$8.70	$8.63	$8.57	$8.54

Ending shares outstanding:
Basic	22,209	22,207	22,201	22,126	22,106	22,072	22,072
Diluted ****	22,209	22,241	22,203	22,131	22,106	22,105	22,104

*	Other assets include reinsurance balances recoverable, real estate and equipment, federal income tax recoverable and other assets
**	Other liabilities include accounts payable and accrued expenses, outstanding principal and accrued interest on a subordinated note, and other miscellaneous liabilities.
***	The book values are recalculated excluding FAS 115 unrealized capital gains (losses), net of taxes.
****	Diluted shares were calculated using the treasury stock method.

KMG America Corporation

Quarterly Financial Supplement

Third Quarter 2006

REPORTED SEGMENT QUARTERLY RESULTS – Unaudited
$ in thousands, except percentages

	Quarter Ended
Worksite insurance business:	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Insurance premiums, net of reinsurance	$23,703	$19,326	$18,507	$15,736	$15,106	$15,028	$14,658
Net investment income	1,868	1,764	1,595	1,602	1,537	1,603	1,782
Commissions and fee income	—	—	—	—	—	—	—
Other income	41	50	46	42	40	41	49

Total revenues	25,612	21,140	20,148	17,380	16,683	16,672	16,489
Policyholder benefits	17,044	7,405	13,595	10,504	11,501	10,661	10,890
Insurance commissions, net of deferrals	1,902	1,563	1,521	1,015	848	801	1,078
Expenses, taxes, fees and depreciation	4,282	4,461	4,223	4,531	4,044	4,197	3,555
Amortization of DAC and VOBA (2)	1,139	526	778	831	1,113	894	820

Total benefits and expenses	24,367	13,955	20,117	16,881	17,506	16,553	16,343

Income before income taxes	$1,245	$7,185	$31	$499	$(823)	$119	$146

Benefit ratio (3)	71.9%	38.3%	73.5%	66.8%	76.1%	70.9%	74.3%

Segment assets	$167,949	$163,926	$168,693	$166,402	$167,107	$167,166	$168,714

	Quarter Ended
Senior market insurance business:	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Insurance premiums, net of reinsurance	$9,901	$10,705	$10,675	$10,135	$10,376	$11,128	$10,601
Net investment income	2,368	1,566	1,411	1,297	1,195	1,137	1,012
Commissions and fee income	—	—	—	—	—	—	—
Other income	826	760	809	747	732	799	657

Total revenues	13,095	13,031	12,895	12,179	12,303	13,064	12,270
Policyholder benefits	7,432	46,763	8,535	8,989	8,845	9,176	8,345
Insurance commissions, net of deferrals	1,253	1,269	1,367	1,240	1,294	1,472	1,489
Expenses, taxes, fees and depreciation	715	734	765	770	1,098	988	1,139
Amortization of DAC and VOBA (2)	648	504	472	150	(392)	425	371

Total benefits and expenses	10,048	49,270	11,139	11,149	10,845	12,061	11,344

Income before income taxes	$3,047	$(36,239)	$1,756	$1,030	$1,458	$1,003	$926

Benefit ratio (3)	75.1%	436.8%	80.0%	88.7%	85.2%	82.5%	78.7%

Segment assets	$255,013	$249,677	$201,603	$193,889	$185,675	$177,147	$168,486

Refer to page 25 for footnote descriptions

KMG America Corporation

Quarterly Financial Supplement

Third Quarter 2006

REPORTED SEGMENT QUARTERLY RESULTS – Unaudited (Continued)
$ in thousands, except percentages

	Quarter Ended
Acquired business:	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Insurance premiums, net of reinsurance	$631	$631	$629	$1,579	$941	$661	$938
Net investment income	1,979	2,106	1,981	1,964	1,866	1,915	2,063
Commissions and fee income	—	—	—	—	—	—	—
Other income	16	23	16	18	20	18	13

Total revenues	2,626	2,760	2,626	3,561	2,827	2,594	3,014
Policyholder benefits	1,709	(29,793)	1,223	1,829	1,543	809	1,195
Insurance commissions, net of deferrals	91	91	94	99	98	103	99
Expenses, taxes, fees and depreciation	595	593	608	695	675	667	704
Amortization of DAC and VOBA (2)	(106)	125	(72)	(276)	(258)	(105)	(105)

Total benefits and expenses	2,289	(28,984)	1,853	2,347	2,058	1,474	1,893

Income before income taxes	$337	$31,744	$773	$1,214	$769	$1,120	$1,121

Benefit ratio (3)	270.8%	-4721.6%	194.4%	115.8%	164.0%	122.4%	127.4%

Segment assets	$163,274	$164,917	$201,880	$204,288	$207,229	$209,620	$212,188

	Quarter Ended
Third party administration business:	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Insurance premiums, net of reinsurance	$—	$—	$—	$—	$—	$—	$—
Net investment income	—	—	—	—	—	—	—
Commissions and fee income	3,924	4,025	4,134	3,502	3,696	3,583	3,483
Other income	—	—	—	—	—	—	—

Total revenues	3,924	4,025	4,134	3,502	3,696	3,583	3,483
Policyholder benefits	—	—	—	—	—	—	—
Insurance commissions, net of deferrals	—	—	—	—	—	—	—
Expenses, taxes, fees and depreciation	3,530	3,448	3,503	3,240	3,131	3,261	3,206
Amortization of DAC and VOBA (2)	—	—	—	—	—	—	—

Total benefits and expenses	3,530	3,448	3,503	3,240	3,131	3,261	3,206

Income before income taxes	$394	$577	$631	$262	$565	$322	$277

Profit margin (6)	10.0%	14.3%	15.3%	7.5%	15.3%	9.0%	8.0%

Segment assets	$6,689	$10,142	$10,063	$11,103	$10,327	$8,304	$8,406

Refer to page 25 for footnote descriptions

KMG America Corporation

Quarterly Financial Supplement

Third Quarter 2006

REPORTED SEGMENT QUARTERLY RESULTS – Unaudited (Continued)
$ in thousands, except percentages

	Quarter Ended
Corporate and other:	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Insurance premiums, net of reinsurance	$—	$—	$—	$—	$—	$—	$—
Net investment income	1,237	2,184	2,219	2,340	2,490	2,145	1,797
Commissions and fee income	94	92	85	50	78	88	85
Realized gains (losses)	7	(115)	211	34	278	19	27
Other income	391	90	115	89	407	121	71

Total revenues	1,729	2,251	2,630	2,513	3,253	2,373	1,980
Policyholder benefits	—	—	—	—	—	—	—
Insurance commissions, net of deferrals	—	—	—	—	—	—	—
Expenses, taxes, fees and depreciation	3,638	3,977	3,949	3,406	3,251	3,992	2,870
Amortization of DAC and VOBA (2)	—	—	—	—	—	—	—

Total benefits and expenses	3,638	3,977	3,949	3,406	3,251	3,992	2,870

Income (loss) before income taxes	$(1,909)	$(1,726)	$(1,319)	$(893)	$2	$(1,619)	$(890)

Segment assets	$228,987	$206,034	$211,677	$221,683	$231,785	$227,294	$210,366

Refer to page 25 for footnote descriptions

KMG America Corporation

Quarterly Financial Supplement

Third Quarter 2006

REPORTED SEGMENT YEAR-TO-DATE RESULTS – Unaudited
$ in thousands, except percentages

	Year-to-Date
Worksite insurance business:	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Insurance premiums, net of reinsurance	$61,536	$37,833	$18,507	$60,528	$44,792	$29,686	$14,658
Net investment income	5,227	3,359	1,595	6,524	4,922	3,385	1,782
Commissions and fee income	—	—	—	—	—	—	—
Other income	137	96	46	172	130	90	49

Total revenues	66,900	41,288	20,148	67,224	49,844	33,161	16,489
Policyholder benefits	38,044	21,000	13,595	43,556	33,052	21,551	10,890
Insurance commissions, net of deferrals	4,986	3,084	1,521	3,742	2,727	1,879	1,078
Expenses, taxes, fees and depreciation	12,966	8,684	4,223	16,327	11,796	7,752	3,555
Amortization of DAC and VOBA (2)	2,443	1,304	778	3,658	2,827	1,714	820

Total benefits and expenses	58,439	34,072	20,117	67,283	50,402	32,896	16,343

Income before income taxes	$8,461	$7,216	$31	$(59)	$(558)	$265	$146

Benefit ratio (3)	61.8%	55.5%	73.5%	72.0%	73.8%	72.6%	74.3%

Segment assets	$167,949	$163,926	$168,693	$166,402	$167,107	$167,166	$168,714

	Year-to-Date
Senior market insurance business:	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Insurance premiums, net of reinsurance	$31,281	$21,380	$10,675	$42,240	$32,105	$21,729	$10,601
Net investment income	5,345	2,977	1,411	4,641	3,344	2,149	1,012
Commissions and fee income	—	—	—	—	—	—	—
Other income	2,395	1,569	809	2,935	2,188	1,456	657

Total revenues	39,021	25,926	12,895	49,816	37,637	25,334	12,270
Policyholder benefits	62,730	55,298	8,535	35,355	26,366	17,521	8,345
Insurance commissions, net of deferrals	3,889	2,636	1,367	5,495	4,255	2,961	1,489
Expenses, taxes, fees and depreciation	2,214	1,499	765	3,995	3,225	2,127	1,139
Amortization of DAC and VOBA (2)	1,624	976	472	554	404	796	371

Total benefits and expenses	70,457	60,409	11,139	45,399	34,250	23,405	11,344

Income before income taxes	$(31,436)	$(34,483)	$1,756	$4,417	$3,387	$1,929	$926

Benefit ratio (3)	200.5%	258.6%	80.0%	83.7%	82.1%	80.6%	78.7%

Segment assets	$255,013	$249,677	$201,603	$193,889	$185,675	$177,147	$168,486

Refer to page 25 for footnote descriptions

KMG America Corporation

Quarterly Financial Supplement

Third Quarter 2006

REPORTED SEGMENT YEAR-TO-DATE RESULTS – Unaudited (Continued)
$ in thousands, except percentages

	Year-to-Date
Acquired business:	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Insurance premiums, net of reinsurance	$1,891	$1,260	$629	$4,119	$2,540	$1,599	$938
Net investment income	6,066	4,087	1,981	7,808	5,844	3,978	2,063
Commissions and fee income	—	—	—	—	—	—	—
Other income	55	39	16	69	51	31	13

Total revenues	8,012	5,386	2,626	11,996	8,435	5,608	3,014
Policyholder benefits	(26,861)	(28,570)	1,223	5,376	3,547	2,004	1,195
Insurance commissions, net of deferrals	276	185	94	399	300	202	99
Expenses, taxes, fees and depreciation	1,796	1,201	608	2,741	2,046	1,371	704
Amortization of DAC and VOBA (2)	(53)	53	(72)	(744)	(468)	(210)	(105)

Total benefits and expenses	(24,842)	(27,131)	1,853	7,772	5,425	3,367	1,893

Income before income taxes	$32,854	$32,517	$773	$4,224	$3,010	$2,241	$1,121

Benefit ratio (3)	-1420.5%	-2267.5%	194.4%	130.5%	139.6%	125.3%	127.4%

Segment assets	$163,274	$164,917	$201,880	$204,288	$207,229	$209,620	$212,188

	Year-to-Date
Third party administration business:	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Insurance premiums, net of reinsurance	$—	$—	$—	$—	$—	$—	$—
Net investment income	—	—	—	—	—	—	—
Commissions and fee income	12,083	8,159	4,134	14,264	10,762	7,066	3,483
Other income	—	—	—	—	—	—	—

Total revenues	12,083	8,159	4,134	14,264	10,762	7,066	3,483
Policyholder benefits	—	—	—	—	—	—	—
Insurance commissions, net of deferrals	—	—	—	—	—	—	—
Expenses, taxes, fees and depreciation	10,481	6,951	3,503	12,838	9,598	6,467	3,206
Amortization of DAC and VOBA (2)	—	—	—	—	—	—	—

Total benefits and expenses	10,481	6,951	3,503	12,838	9,598	6,467	3,206

Income before income taxes	$1,602	$1,208	$631	$1,426	$1,164	$599	$277

Profit margin (6)	13.3%	14.8%	15.3%	10.0%	10.8%	8.5%	8.0%

Segment assets	$6,689	$10,142	$10,063	$11,103	$10,327	$8,304	$8,406

Refer to page 25 for footnote descriptions

KMG America Corporation

Quarterly Financial Supplement

Third Quarter 2006

REPORTED SEGMENT YEAR-TO-DATE RESULTS – Unaudited (Continued)
$ in thousands, except percentages

	Year-to-Date
Corporate and other:	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Insurance premiums, net of reinsurance	$—	$—	$—	$—	$—	$—	$—
Net investment income	5,640	4,403	2,219	8,772	6,432	3,942	1,797
Commissions and fee income	271	177	85	301	251	173	85
Realized gains (losses)	103	96	211	358	324	46	27
Other income	596	205	115	688	599	192	71

Total revenues	6,610	4,881	2,630	10,119	7,606	4,353	1,980
Policyholder benefits	—	—	—	—	—	—	—
Insurance commissions, net of deferrals	—	—	—	—	—	—	—
Expenses, taxes, fees and depreciation	11,564	7,926	3,949	13,519	10,113	6,862	2,870
Amortization of DAC and VOBA (2)	—	—	—	—	—	—	—

Total benefits and expenses	11,564	7,926	3,949	13,519	10,113	6,862	2,870

Income (loss) before income taxes	$(4,954)	$(3,045)	$(1,319)	$(3,400)	$(2,507)	$(2,509)	$(890)

Segment assets	$228,987	$206,034	$211,677	$221,683	$231,785	$227,294	$210,366

Refer to page 25 for footnote descriptions

KMG America Corporation

Quarterly Financial Supplement

Third Quarter 2006

Statistical and Operating Data at or for the Periods Indicated
(in thousands, except percentages)

SALES – ISSUED NEW ANNUALIZED PREMIUMS (Unaudited)
$ in thousands

	Quarter Ended
	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Worksite insurance segment – Kanawha Legacy
Life	$448	$623	$402	$448	$709	$677	$619
Cancer	360	441	486	504	542	430	508
Disability income	545	633	633	1,249	821	933	1,311
Other A&H	263	276	210	1,098	328	315	659

Total worksite – Kanawha Legacy	1,616	1,973	1,731	3,299	2,400	2,355	3,097

Worksite insurance segment – New Large Case Activity
Core Group Products:
Life	$339	$180	$1,151	$—	$—	$—	$—
Stop loss	5,502	5,487	12,776	4,124	2,993	1,128	—
Disability income	269	40	149	—	—	—	—
Other A&H	—	—	—	—	—	—	—
Voluntary Benefit Products:
Life *	5,519	935	122	167	219	9	—
Cancer	20	64	41	125	18	80	—
Disability income	695	1,165	1,278	1,331	836	591	—
Other A&H	443	365	336	244	299	1	—

Total worksite – New Large Case Activity	12,787	8,236	15,853	5,991	4,365	1,809	—

Other Kanawha legacy sales
Long term care	60	52	303	260	360	549	447

Total sales	$14,463	$10,261	$17,887	$9,550	$7,125	$4,713	$3,544

* Life sales for the third quarter 2006 results include $5.3 million of annualized premium related to a small block transaction (primarily voluntary term life policies).

KMG America Corporation

Quarterly Financial Supplement

Third Quarter 2006

Statistical and Operating Data at or for the Periods Indicated
(in thousands, except percentages)

SALES – ISSUED NEW ANNUALIZED PREMIUMS (Unaudited)
$ in thousands

	Year-to-Date
	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Worksite insurance segment – Kanawha Legacy
Life	$1,473	$1,025	$402	$2,453	$2,005	$1,296	$619
Cancer	1,287	927	486	1,984	1,480	938	508
Disability income	1,811	1,266	633	4,314	3,065	2,244	1,311
Other A&H	749	486	210	2,400	1,302	974	659

Total worksite – Kanawha Legacy	5,320	3,704	1,731	11,151	7,852	5,452	3,097

Worksite insurance segment – New Large Case Activity
Core Group Products:
Life	$1,670	$1,331	$1,151	$—	$—	$—	$—
Stop loss	23,765	18,263	12,776	8,245	4,121	1,128	—
Disability income	458	189	149	—	—	—	—
Other A&H	—	—	—	—	—	—	—
Voluntary Benefit Products:
Life *	6,576	1,057	122	395	228	9	—
Cancer	125	105	41	223	98	80	—
Disability income	3,138	2,443	1,278	2,758	1,427	591	—
Other A&H	1,144	701	336	544	300	1	—

Total worksite – New Large Case Activity	36,876	24,089	15,853	12,165	6,174	1,809	—

Other Kanawha legacy sales
Long term care	415	355	303	1,616	1,356	996	447

Total sales	$42,611	$28,148	$17,887	$24,932	$15,382	$8,257	$3,544

* Life sales for the nine months year-to-date 2006 results include $5.3 million of annualized premium related to a small block transaction (primarily voluntary term life policies).

KMG America Corporation

Quarterly Financial Supplement

Third Quarter 2006

List of footnotes references:

(1)

Operating income is a non-GAAP measure, and is defined as net income excluding realized gains (losses), except for realized gains (losses) that are directly offset by executive deferred compensation expenses, net of taxes.

(2)	DAC: deferred acquisition costs; VOBA: value of business acquired

(3)	Benefit ratio is defined as total policyholder benefits divided by total net premiums.

(4)	Expense ratio is defined as commissions, expenses and amortization of DAC/VOBA (on an operating income basis) divided by earned premiums plus commissions/fees.

(5)

Average portfolio yield is defined as net investment income divided by average invested assets, excluding the impact of FAS 115 unrealized gains (losses) plus average cash and equivalents. Average cash/equivalents and short term assets include the portion of initial public offering proceeds that are invested short (less than 2 year maturities).

(6)	Profit margin is defined as pretax income divided by commissions/fees

KMG America Corporation

Quarterly Financial Supplement

Third Quarter 2006

APPENDIX – SEGMENT PRO FORMA RESULTS

Rationale for pro forma segment reclassifications

To supplement the financial statements presented on a GAAP basis, the Company has presented quarterly segment results on a pro forma basis, which is a non-GAAP measure. The second quarter 2006 reported segment results were impacted by the reallocation of portions of policy reserves and corresponding investment income between the Kanawha legacy reporting segments. When KMG America acquired Kanawha in December of 2004, an additional provision for adverse deviations related to all legacy business was added to policy reserves, and allocated primarily to the acquired business segment and a smaller amount to the life products included in the legacy portion of the worksite insurance business segment. Given the discontinuation of long term care sales activity combined with the uncertainty in the amount and timing in obtaining approvals for rate increases for long term care policies from state insurance regulators, the company has deemed it appropriate to reallocate much more of the initial provision for adverse deviations to the senior segment. The triggering event for implementing this reallocation of policy reserves as of June 30, 2006, was the implementation of the final reserve methodology which replaced the preliminary reserve methodology that had been in use since inception.

The result of the reallocation of reserves between Kanawha legacy segments was to increase reserves by $37.5 million in the senior segment, offset by reduced reserves of $31.2 million in the acquired segment and $6.3 million in the legacy portion of the worksite segment as of June 30, 2006. There was no impact to overall policy reserves or to reported earnings to date.

This reallocation of reserves between the Kanawha legacy segments distorts the second quarter 2006 reported policyholder benefits and the resulting reported benefit ratios by segment. To provide a meaningful period-over-period comparison by reporting segment, policy reserves and investment income contained in the segment results over the prior quarters have been reclassified on a pro forma basis in the attached financial tables and are also reflected in the subsequent discussion of segment results above.

A reconciliation of the non-GAAP pro forma adjustments is presented on pages 30-31.

KMG America Corporation

Quarterly Financial Supplement

Third Quarter 2006

RECLASSIFICATION OF PRO FORMA SEGMENT QUARTERLY OPERATING RESULTS (Unaudited)
$ in thousands, except percentages

Worksite – Kanawha Legacy:	Quarter Ended
	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Insurance premiums, net of reinsurance	$13,869	$14,159	$13,972	$13,912	$14,097	$14,932	$14,658
Net investment income	1,868	1,876	1,739	1,732	1,715	1,654	1,621
Commissions and fee income	—	—	—	—	—	—	—
Other income	41	50	46	42	40	41	49

Total revenues	15,778	16,085	15,757	15,686	15,852	16,627	16,328
Policyholder benefits	9,240	9,964	10,241	9,327	10,838	10,551	10,850
Insurance commissions, net of deferrals	949	854	882	833	745	787	1,078
Expenses, taxes, fees and depreciation	2,113	2,323	2,271	2,539	2,414	2,503	2,695
Amortization of DAC and VOBA (2)	809	332	584	766	992	894	820

Total benefits and expenses	13,111	13,473	13,978	13,465	14,989	14,735	15,443

Income before income taxes	2,667	2,612	1,779	2,221	863	1,892	885
(Provision) for income taxes	(933)	(914)	(623)	(777)	(302)	(662)	(310)

Operating income after tax	$1,734	$1,698	$1,156	$1,444	$561	$1,230	$575

Benefit ratio (3)	66.6%	70.4%	73.3%	67.0%	76.9%	70.7%	74.0%

Segment assets	$156,015	$156,794	$157,983	$160,712	$161,457	$161,556	$163,144

Worksite – New Large Case Activity:	Quarter Ended
	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Insurance premiums, net of reinsurance	$9,834	$5,167	$4,535	$1,824	$1,009	$96	$—
Net investment income	—	—	—	—	—	—	—
Commissions and fee income	—	—	—	—	—	—	—
Other income	—	—	—	—	—	—	—

Total revenues	9,834	5,167	4,535	1,824	1,009	96	—
Policyholder benefits	7,804	3,413	3,072	1,137	623	70	—
Insurance commissions, net of deferrals	953	709	639	182	103	14	—
Expenses, taxes, fees and depreciation	2,169	2,138	1,952	1,992	1,630	1,694	860
Amortization of DAC and VOBA (2)	330	194	194	65	121	—	—

Total benefits and expenses	11,256	6,454	5,857	3,376	2,477	1,778	860

Income before income taxes	(1,422)	(1,287)	(1,322)	(1,552)	(1,468)	(1,682)	(860)
(Provision) for income taxes	498	450	463	543	514	589	301
Operating income after tax	$(924)	$(837)	$(859)	$(1,009)	$(954)	$(1,093)	$(559)

Benefit ratio (3)	79.4%	66.1%	67.7%	62.3%	61.7%	72.9%	NA

Segment assets	$11,934	$7,132	$4,738	$—	$—	$—	$—

Refer to page 25 for footnote descriptions

KMG America Corporation

Quarterly Financial Supplement

Third Quarter 2006

RECLASSIFICATION OF PRO FORMA SEGMENT QUARTERLY OPERATING RESULTS (Unaudited) – Continued
$ in thousands, except percentages

Senior market insurance business:	Quarter Ended
	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Insurance premiums, net of reinsurance	$9,901	$10,705	$10,675	$10,135	$10,376	$11,128	$10,601
Net investment income	2,368	2,272	2,050	1,922	1,781	1,599	1,454
Commissions and fee income	—	—	—	—	—	—	—
Other income	826	760	809	747	732	799	657

Total revenues	13,095	13,737	13,534	12,804	12,889	13,526	12,712
Policyholder benefits	7,432	8,381	7,641	8,482	8,339	8,670	7,839
Insurance commissions, net of deferrals	1,253	1,269	1,367	1,240	1,294	1,472	1,489
Expenses, taxes, fees and depreciation	715	734	765	770	1,098	988	1,139
Amortization of DAC and VOBA (2)	648	504	472	150	(392)	425	371

Total benefits and expenses	10,048	10,888	10,245	10,642	10,339	11,555	10,838

Income before income taxes	3,047	2,849	3,289	2,162	2,550	1,971	1,874
(Provision) for income taxes	(1,066)	(997)	(1,151)	(757)	(893)	(690)	(656)

Operating income after tax	$1,981	$1,852	$2,138	$1,405	$1,658	$1,281	$1,218

Benefit ratio (3)	75.1%	78.3%	71.6%	83.7%	80.4%	77.9%	73.9%

Segment assets	$255,013	$249,677	$239,985	$233,165	$225,457	$217,435	$209,281

Acquired business:	Quarter Ended
	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Insurance premiums, net of reinsurance	$631	$631	$629	$1,579	$941	$661	$938
Net investment income	1,979	2,089	1,955	1,983	1,978	1,924	1,917
Commissions and fee income	—	—	—	—	—	—	—
Other income	16	23	16	18	20	18	13

Total revenues	2,626	2,743	2,600	3,580	2,939	2,603	2,868
Policyholder benefits	1,709	2,617	2,399	2,376	2,089	1,355	1,741
Insurance commissions, net of deferrals	91	91	94	99	98	103	99
Expenses, taxes, fees and depreciation	595	593	608	695	675	667	704
Amortization of DAC and VOBA (2)	(106)	125	(72)	(276)	(258)	(105)	(105)

Total benefits and expenses	2,289	3,426	3,029	2,894	2,604	2,020	2,439

Income before income taxes	337	(683)	(429)	686	335	583	429
(Provision) for income taxes	(118)	239	150	(240)	(117)	(204)	(150)

Operating income after tax	$219	$(444)	$(279)	$446	$218	$379	$279

Benefit ratio (3)	270.8%	414.7%	381.4%	150.5%	222.0%	205.0%	185.6%

Segment assets	$163,274	$164,917	$169,470	$170,702	$173,097	$174,942	$176,963

Refer to page 25 for footnote descriptions

KMG America Corporation

Quarterly Financial Supplement

Third Quarter 2006

RECLASSIFICATION OF PRO FORMA SEGMENT QUARTERLY OPERATING RESULTS (Unaudited) – Continued
$ in thousands, except percentages

Corporate and other:	Quarter Ended
	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Insurance premiums, net of reinsurance	$—	$—	$—	$—	$—	$—	$—
Net investment income	1,237	1,383	1,462	1,566	1,614	1,623	1,662
Commissions and fee income	94	92	85	50	78	88	85
Other income	391	90	115	89	407	121	71

Total revenues	1,722	1,565	1,662	1,705	2,099	1,832	1,818
Policyholder benefits	—	—	—	—	—	—	—
Insurance commissions, net of deferrals	—	—	—	—	—	—	—
Expenses, taxes, fees and depreciation
Kanawha legacy	1,566	1,472	1,450	1,427	1,191	1,659	1,284
KMG new activity	1,891	2,566	2,302	1,866	1,919	2,333	1,586
Amortization of DAC and VOBA (2)	—	—	—	—	—	—	—

Total benefits and expenses	3,457	4,038	3,752	3,293	3,110	3,992	2,870

Income before income taxes	(1,735)	(2,473)	(2,090)	(1,588)	(1,011)	(2,160)	(1,052)
(Provision) for income taxes	609	881	752	594	410	856	361

Operating income after tax	$(1,126)	$(1,592)	$(1,338)	$(994)	$(601)	$(1,304)	$(691)

Segment assets	$228,987	$206,034	$211,677	$221,683	$231,785	$227,294	$210,366

Refer to page 25 for footnote descriptions

KMG America Corporation

Quarterly Financial Supplement

Third Quarter 2006

KMG America Corporation
Reconciliation of Operating Income, Consolidated Statements of Income, and Segment Assets (Unaudited)
(in thousands)

Worksite insurance business:	Quarter Ended
	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Income(loss) before taxes as reported in 10Q	$1,245	$7,185	$31	$499	$(823)	$119	$146

Pro forma adjustments:
Reallocation of investment income	—	112	144	130	178	51	(161)
Reallocation of policy reserves	—	(5,972)	282	40	40	40	40

Subtotal	1,245	1,325	457	669	(605)	210	25
less portion of Worksite attributed to new large case activity:	(1,422)	(1,287)	(1,322)	(1,552)	(1,468)	(1,682)	(860)

Pro forma income before taxes	2,667	2,612	1,779	2,221	863	1,892	885
Taxes @ 35%	(933)	(914)	(623)	(777)	(302)	(662)	(310)

Pro forma operating income after taxes – Worksite legacy	$1,734	$1,698	$1,156	$1,444	$561	$1,230	$575

Assets as reported in 10Q	$167,949	$163,926	$168,693	$166,402	$167,107	$167,166	$168,714

Reallocation of assets	—	—	(5,972)	(5,690)	(5,650)	(5,610)	(5,570)
less portion of Worksite attributed to new large case activity:	(11,934)	(7,132)	(4,738)	—	—	—	—

Pro forma assets – Worksite legacy business	$156,015	$156,794	$157,983	$160,712	$161,457	$161,556	$163,144

Senior market insurance business:	Quarter Ended
	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Income(loss) before taxes as reported in 10Q	$3,047	$(36,239)	$1,756	$1,030	$1,458	$1,003	$926

Pro forma adjustments:
Reallocation of investment income	—	706	639	625	586	462	442
Reallocation of policy reserves	—	38,382	894	507	506	506	506

Pro forma income before taxes	3,047	2,849	3,289	2,162	2,550	1,971	1,874
Taxes @ 35%	(1,066)	(997)	(1,151)	(757)	(893)	(690)	(656)

Pro forma operating income after taxes	$1,981	$1,852	$2,138	$1,405	$1,658	$1,281	$1,218

Assets as reported in 10Q	$255,013	$249,677	$201,603	$193,889	$185,675	$177,147	$168,486

Reallocation of assets	—	—	38,382	39,276	39,782	40,288	40,795

Pro forrma assets	$255,013	$249,677	$239,985	$233,165	$225,457	$217,435	$209,281

Note:   pro forma reconciling adjustments reflect the reclassification of policy reserves, assets and corresponding investment income between the Kanawha legacy reporting segments that relate to the implementation of the final purchase GAAP reserves as if the implementation occurred as of December 31, 2004. The reclassifications by segment did not impact total company results.

KMG America Corporation

Quarterly Financial Supplement

Third Quarter 2006

KMG America Corporation
Reconciliation of Operating Income, Consolidated Statements of Income, and Segment Assets (Unaudited) – Continued
(in thousands)

Acquired insurance business:	Quarter Ended
	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Income before taxes as reported in 10Q	$337	$31,744	$773	$1,214	$769	$1,120	$1,121

Pro forma adjustments:
Reallocation of investment income	—	(17)	(26)	19	112	9	(146)
Reallocation of policy reserves	—	(32,410)	(1,176)	(547)	(546)	(546)	(546)

Pro forma income before taxes	337	(683)	(429)	686	335	583	429
Taxes @ 35%	(118)	239	150	(240)	(117)	(204)	(150)

Pro forma operating income after taxes	$219	$(444)	$(279)	$446	$218	$379	$279

Assets as reported in 10Q	$163,274	$164,917	$201,880	$204,288	$207,229	$209,620	$212,188
Reallocation of assets	—	—	(32,410)	(33,586)	(34,132)	(34,678)	(35,225)

Pro forrma assets	$163,274	$164,917	$169,470	$170,702	$173,097	$174,942	$176,963

Corporate and Other:	Quarter Ended
	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
Income(loss) before taxes as reported in 10Q	$(1,909)	$(1,726)	$(1,319)	$(893)	$2	$(1,619)	$(890)

Reconciliation to pro forma operating income:
Exclude realized gains (losses)	(7)	115	(211)	(34)	(278)	(19)	(27)
Exclude offsetting deferred compensation expense *	181	(61)	197	113	141	0	0
Reallocation of investment income	—	(801)	(757)	(774)	(876)	(522)	(135)

Pro forma income before taxes	(1,735)	(2,473)	(2,090)	(1,588)	(1,011)	(2,160)	(1,052)
Taxes	609	881	752	594	410	856	361

Pro forma operating income after taxes	$(1,126)	$(1,592)	$(1,338)	$(994)	$(601)	$(1,304)	$(691)

* Offsetting expense for realized gains(losses) related to executive deferred compensation trading activity

Note:   pro forma reconciling adjustments reflect the reclassification of policy reserves, assets and corresponding investment income between the Kanawha legacy reporting segments that relate to the implementation of the final purchase GAAP reserves as if the implementation occurred as of December 31, 2004. The reclassifications by segment did not impact total company results.